Exhibit 99.1
Accolade Announces Results for Fiscal Fourth Quarter and Full Year 2024
SEATTLE, April 25, 2024 -- Accolade, Inc. (NASDAQ: ACCD) today announced financial results for the fiscal fourth quarter and full year ended February 29, 2024.
"Accolade has built a rare healthcare services business at scale with consistently strong growth rates. Whether serving consumers, employers, health plans, or government entities, the core of our value proposition is making healthcare easier to access, navigate, and consume for our members. We provide a unique blend of healthcare services and next generation technology that will further differentiate us in FY 2025 as we approach $500 million in revenues and forecast full year positive Adjusted EBITDA,” said Rajeev Singh, Accolade Chair of the Board and Chief Executive Officer.
Financial Highlights for Fiscal Fourth Quarter and Fiscal Year ended February 29, 2024

	Three months ended February 28(29),		% Change(3)	Twelve months ended February 28(29),		% Change(3)
	2024	2023		2024	2023
	(in millions, except percentages)			(in millions, except percentages)
GAAP Financial Data:
Revenue	$124.8	$99.0	26%	$414.3	$363.1	14%
Net loss(1)	$(7.5)	$(30.4)	75%	$(99.8)	$(459.7)	78%
GAAP gross profit	$58.1	$40.0	45%	$158.8	$132.5	20%
GAAP gross margin	46.5%	40.4%		38.3%	36.5%

Non-GAAP Financial Data(2):
Adjusted EBITDA	$18.5	$2.8	553%	$(7.5)	$(36.5)	79%
Adjusted Gross Profit	$67.7	$50.0	35%	$197.1	$170.1	16%
Adjusted Gross Margin	54.2%	50.5%		47.6%	46.8%
(1)A non-cash goodwill impairment charge of $299.7 million was recorded during the year ended February 28, 2023.
(2)A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying Financial Tables. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."
(3)Percentages are calculated from accompanying Financial Tables and may differ from percentage change of numbers in Financial Highlights table due to rounding.
Steve Barnes, Accolade Chief Financial Officer, commented, “Accolade's Personalized Healthcare platform, multi-channel sales motion, and diversified customer base are the foundation of our revenue growth and margin expansion. This year, we plan to deliver full year profitability on an Adjusted EBITDA basis, marking a significant step toward achieving our long-term target of 15-20% Adjusted EBITDA margins.”

Financial Outlook
Accolade provides forward-looking guidance on revenue and Adjusted EBITDA, a non-GAAP financial measure.
For the fiscal first quarter ending May 31, 2024, we expect:
•Revenue between $103 million and $106 million
•Adjusted EBITDA between $(9) million and $(12) million
For the fiscal year ending February 28, 2025, we expect:
•Revenue between $480 million and $500 million
•Adjusted EBITDA between 3% and 4% of revenue
Accolade has not reconciled guidance for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and has not provided forward-looking guidance for net loss, because there are items that may impact net loss, including stock-based compensation, that are not within the company’s control or cannot be reasonably predicted.
Quarterly Conference Call Details
The company will host a conference call today, April 25, 2024 at 4:30 p.m. E.T. to discuss its financial results.
To Listen via Telephone: Pre-registration is required by the conference call operator. Please pre-register by clicking here (https://register.vevent.com/register/BI5dc020b8e7534a2ab2036759667cf1a2). Upon registering, you will be emailed a dial-in number, direct passcode and unique PIN.
To Listen via Internet: The conference call can be accessed via a live audio webcast that will be available online at http://ir.accolade.com.
Replay: A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at http://ir.accolade.com.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “maintain,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.
Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described under the heading “Risk Factors” in Accolade’s most recently filed Annual Report on Form 10-K and subsequent filings, which should be read in conjunction with any forward-looking statements. All forward-looking statements in this press release are based on information available to Accolade as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
About Accolade, Inc.
Accolade (Nasdaq: ACCD) is a Personalized Healthcare company that provides millions of people and their families with exceptional healthcare experiences so they can live their healthiest lives. Accolade’s employer, health plan, and consumer solutions combine virtual primary care and mental health, expert medical opinion, and best-in-class care navigation. These offerings are built on a platform that is engineered to care through predictive engagement of population health needs, proactive care that improves outcomes and cost savings, and by addressing barriers to access and continuity of care. Accolade consistently receives consumer satisfaction ratings of over 90%. For more information, visit accolade.com. Follow us on LinkedIn, Twitter, Instagram and Facebook.
Investor Contact:
Todd Friedman, Investor Relations, IR@accolade.com
Media Contact:
Public Relations, Media@accolade.com
Source: Accolade

Financial Tables
Accolade, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(In thousands, except share and per share data)

	February 28(29),
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$185,718	$321,083
Marketable securities	51,315	—
Accounts receivable, net	21,800	23,435
Unbilled revenue	5,902	3,260
Current portion of deferred contract acquisition costs	4,369	4,022
Prepaid and other current assets	15,808	14,149
Total current assets	284,912	365,949
Property and equipment, net	19,140	14,763
Operating lease right-of-use assets	28,340	29,525
Goodwill	278,191	278,191
Intangible assets, net	165,407	203,202
Deferred contract acquisition costs	9,608	9,815
Other assets	2,553	1,624
Total assets	$788,151	$903,069
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$13,749	$10,155
Accrued expenses and other current liabilities	10,736	11,744
Accrued compensation	23,392	39,346
Due to customers	18,552	15,694
Current portion of deferred revenue	34,770	35,191
Current portion of operating lease liabilities	6,651	7,284
Total current liabilities	107,850	119,414
Loans payable, net of unamortized issuance costs	208,482	282,323
Operating lease liabilities	26,077	27,189
Other noncurrent liabilities	156	203
Deferred revenue	121	154
Total liabilities	342,686	429,283
Commitments and contingencies
Stockholders’ equity
Common stock par value $0.0001; 500,000,000 shares authorized; 78,070,781 and 73,089,075 shares issued and outstanding at February 28(29), 2024 and 2023, respectively	8	7
Additional paid‑in capital	1,499,603	1,428,073
Accumulated other comprehensive loss	(47)	—
Accumulated deficit	(1,054,099)	(954,294)
Total stockholders’ equity	445,465	473,786
Total liabilities and stockholders’ equity	$788,151	$903,069

Accolade, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Loss (unaudited)
(In thousands, except share and per share data)

	Three months ended February 28(29),		Twelve months ended February 28(29),
	2024	2023	2024	2023
Revenue	$124,831	$99,025	$414,292	$363,142
Cost of revenue, excluding depreciation and amortization	58,194	51,048	222,232	198,905
Operating expenses:
Product and technology	24,190	24,082	99,159	101,347
Sales and marketing	24,727	23,540	100,066	99,113
General and administrative	14,311	19,914	62,124	81,209
Depreciation and amortization	11,306	11,628	45,164	46,377
Goodwill impairment	—	—	—	299,705
Total operating expenses	74,534	79,164	306,513	627,751
Loss from operations	(7,897)	(31,187)	(114,453)	(463,514)
Interest income (expense), net	1,612	739	5,952	255
Other income (expense)	(493)	(36)	9,931	(15)
Loss before income taxes	(6,778)	(30,484)	(98,570)	(463,274)
Income tax benefit (expense)	(729)	51	(1,235)	3,624
Net loss	$(7,507)	$(30,433)	$(99,805)	$(459,650)
Net loss per share, basic and diluted	$(0.10)	$(0.42)	$(1.33)	$(6.45)
Weighted‑average common shares outstanding, basic and diluted	77,352,584	72,075,136	74,906,938	71,279,831

Other comprehensive loss:
Unrealized loss on marketable securities, net	$(47)	$—	$(47)	$—
Comprehensive loss	$(7,554)	$(30,433)	$(99,852)	$(459,650)
The following table summarizes the amount of stock-based compensation included in the condensed consolidated statements of operations:

	Three months ended February 28(29),		Twelve months ended February 28(29),
	2024	2023	2024	2023
Cost of revenue, excluding depreciation and amortization	$1,033	$1,149	$4,309	$4,794
Product and technology	7,575	5,950	29,991	24,995
Sales and marketing	3,220	4,503	14,243	17,275
General and administrative	3,465	6,233	12,398	25,580
Total stock‑based compensation	$15,293	$17,835	$60,941	$72,644

Accolade, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(In thousands)

	Fiscal Year Ended February 28(29),
	2024	2023	2022
Cash flows from operating activities:
Net loss	$(99,805)	$(459,650)	$(123,124)
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment	—	299,705	—
Depreciation and amortization expense	45,164	46,377	42,608
Amortization of deferred contract acquisition costs	5,437	3,698	2,945
Change in fair value of contingent consideration	—	—	(45,416)
Deferred income taxes	—	(3,997)	(6,132)
Noncash interest expense (income)	1,540	1,660	1,673
Accretion of discounts/premiums on marketable securities, net	(215)	—	—
Stock‑based compensation expense	60,941	72,644	72,939
Gain on repurchase of convertible notes	(9,268)	—	—
Changes in operating assets and liabilities:
Accounts receivable and unbilled revenue	(1,007)	4,106	(11,829)
Accounts payable and accrued expenses	3,380	1,131	(1,899)
Deferred contract acquisition costs	(5,575)	(7,314)	(4,148)
Deferred revenue and due to customers	2,404	3,634	13,986
Accrued compensation	(15,953)	157	(2,519)
Other liabilities	(607)	1,627	(106)
Other assets	(2,605)	(4,483)	(1,328)
Net cash used in operating activities	(16,169)	(40,705)	(62,350)
Cash flows from investing activities:
Capitalized software development costs	(7,547)	(5,123)	(1,096)
Purchases of property and equipment	(4,935)	(2,105)	(2,521)
Purchase of marketable securities	(51,147)	—	(99,998)
Sale of marketable securities	—	—	99,998
Cash paid for acquisitions, net of cash acquired	—	—	(259,996)
Net cash used in investing activities	(63,629)	(7,228)	(263,613)
Cash flows from financing activities:
Payments for repurchase of convertible notes	(65,808)	—	—
Payments for debt extinguishment costs	(355)	—	—
Proceeds from employee stock purchase plan	3,579	2,927	4,703
Proceeds from stock option exercises	7,017	2,064	8,600
Payment of contingent consideration for acquisition	—	(1,828)	—
Payments of equity issuance costs	—	—	(60)
Payment of debt issuance costs	—	—	(8,368)
Payment for purchase of capped calls	—	—	(34,443)
Proceeds from borrowings on debt	—	—	287,500
Net cash provided (used) by financing activities	(55,567)	3,163	257,932
Net decrease in cash and cash equivalents	(135,365)	(44,770)	(68,031)
Cash and cash equivalents, beginning of period	321,083	365,853	433,884
Cash and cash equivalents, end of period	$185,718	$321,083	$365,853
Supplemental cash flow information:
Interest paid	$1,640	$1,640	$930
Fixed assets included in accounts payable	$28	$771	$161
Other receivable related to stock option exercises	$6	$13	$4
Income taxes paid	$402	$157	$122
Common stock issued in connection with acquisitions	$—	$—	$455,586
Replacement awards issued in connection with acquisitions	$—	$—	$6,729

Non-GAAP Financial Measures
In addition to our financial results determined in accordance with GAAP, we use the following non-GAAP financial measures to help us evaluate trends, establish budgets, measure the effectiveness and efficiency of our operations, and determine employee incentives. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. In evaluating these non-GAAP financial measures, you should be aware that in the future we expect to incur expenses similar to the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or nonrecurring items.
Adjusted Gross Profit and Adjusted Gross Margin
Adjusted Gross Profit is a non-GAAP financial measure that we define as revenue less cost of revenue, excluding depreciation and amortization, and excluding stock-based compensation and severance costs. We define Adjusted Gross Margin as our Adjusted Gross Profit divided by our revenue. We believe Adjusted Gross Profit and Adjusted Gross Margin are useful to investors, as they eliminate the impact of certain noncash expenses and allow a direct comparison of these measures between periods without the impact of noncash expenses and certain other nonrecurring operating expenses.
Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) adjusted to exclude interest expense (income), net, income tax expense (benefit), depreciation and amortization, stock-based compensation, acquisition and integration-related costs, goodwill impairment, change in fair value of contingent consideration, severance costs, and other expense (income). Severance costs include severance payments related to the realignment of our resources. Other expense (income) includes debt extinguishment gain or loss and foreign exchange gain or loss. We believe Adjusted EBITDA provides investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial performance. We believe Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry, as this measure generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance.
Adjusted Gross Profit, Adjusted Gross Margin and Adjusted EBITDA have certain limitations, including that they exclude the impact of certain non-cash charges, such as depreciation and amortization, whereas underlying assets may need to be replaced and result in cash capital expenditures, and stock-based compensation expense, which is a recurring charge.

The following table presents, for the periods indicated, a reconciliation of our revenue to Adjusted Gross Profit:

	Three months ended February 28(29),		Twelve months ended February 28(29),
	2024	2023	2024	2023
	(in thousands, except percentages)		(in thousands, except percentages)
Revenue	$124,831	$99,025	$414,292	$363,142
Cost of revenue, excluding depreciation and amortization	(58,194)	(51,048)	(222,232)	(198,905)
Amortization of acquired intangible assets, cost of revenue	(7,018)	(7,016)	(28,048)	(28,075)
Depreciation of property and equipment, cost of revenue	(1,556)	(931)	(5,213)	(3,677)
GAAP gross profit	$58,063	$40,030	$158,799	$132,485
GAAP gross margin	46.5%	40.4%	38.3%	36.5%

GAAP gross profit	$58,063	$40,030	$158,799	$132,485
Amortization of acquired intangible assets, cost of revenue	7,018	7,016	28,048	28,075
Depreciation of property and equipment, cost of revenue	1,556	931	5,213	3,677
Stock‑based compensation, cost of revenue	1,033	1,149	4,309	4,794
Severance costs, cost of revenue	(2)	911	686	1,025
Adjusted Gross Profit	$67,668	$50,037	$197,055	$170,056
Adjusted Gross Margin	54.2%	50.5%	47.6%	46.8%
The following table presents, for the periods indicated, a reconciliation of our Adjusted EBITDA to our net loss:

	Three months ended February 28(29),		Twelve months ended February 28(29),
	2024	2023	2024	2023
	(in thousands)		(in thousands)
Net loss	$(7,507)	$(30,433)	$(99,805)	$(459,650)
Adjusted for:
Interest expense (income), net	(1,612)	(739)	(5,952)	(255)
Income tax (benefit) expense	729	(51)	1,235	(3,624)
Depreciation and amortization	11,306	11,628	45,164	46,377
Stock‑based compensation	15,293	17,835	60,941	72,644
Acquisition and integration‑related costs(1)	(194)	779	(7)	1,218
Goodwill impairment	—	—	—	299,705
Severance costs(2)	(27)	3,777	864	7,065
Other expense (income)(3)	493	36	(9,931)	15
Adjusted EBITDA	$18,481	$2,832	$(7,491)	$(36,505)
(1)For the three and twelve months ended February 28(29), 2024 and 2023, acquisition and integration-related costs represent expenses associated with litigation inherited through the PlushCare acquisition. Refer to Note 14 in our condensed consolidated financial statements for further details.
(2)Severance costs represent expenses associated with workforce realignment actions taken by management.
(3)For the twelve months ended February 29, 2024, other expense (income) includes a gain on extinguishment of debt.